                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSR

                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

                 Investment Company Act file number: 811-21206

                          AEW Real Estate Income Fund
              (Exact name of registrant as specified in charter)

     399 Boylston Street, Boston, Massachusetts               02116
      (Address of principal executive offices)              (Zip code)

                          Coleen Downs Dinneen, Esq.
                     IXIS Asset Management Advisors, L.P.
                              399 Boylston Street
                          Boston, Massachusetts 02116
                    (Name and address of agent for service)

Registrant's telephone number, including area code: (617) 449-2810

Date of fiscal year end: January 31

Date of reporting period: July 31, 2006

Item 1. Report to Stockholders.

The Registrant's semiannual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

                       [LOGO] AEW

  AEW Real Estate Income Fund
  Semiannual Report
  July 31, 2006

AEW Management and Advisors
TABLE OF CONTENTS

Management Discussion
and Performance.........Page 1

Portfolio of InvestmentsPage 6

Financial Statements....Page 8

                          AEW REAL ESTATE INCOME FUND

PORTFOLIO PROFILE


Objective:
High current income is a primary objective; capital appreciation is a secondary objective

--------------------------------------------------------------------------------
Strategy:
Invests primarily in income-producing securities issued by real estate companies, including REITs

--------------------------------------------------------------------------------
Inception Date:
November 26, 2002

--------------------------------------------------------------------------------
Portfolio Manager:
Matthew A. Troxell, CFA
AEW Management and Advisors, L.P.

--------------------------------------------------------------------------------
Common shares American Stock Exchange Symbol:
RIF

--------------------------------------------------------------------------------
CUSIP Numbers
Common shares:
00104H107

Preferred shares:
00104H206

--------------------------------------------------------------------------------
July 31, 2006 Market Value Per Common Share:
$19.90

Net Asset Value Per Common Share:
$23.38

Management Discussion
--------------------------------------------------------------------------------

A continued, healthy flow of investor capital into real estate investment trusts (REITs) had a positive effect on the market value of AEW Real Estate Income Fund's shares and on the fund's net asset value. Based on the market price of its common shares, AEW Real Estate Income Fund's total return was 6.56% for the six-month period. These results assume that $0.69 per share in dividends (a portion of which may be redesignated in accordance with federal tax regulations as a capital gain distribution or as a return of capital) were reinvested during the period and reflect the increase in the market price of fund shares, which rose to $19.90 from $19.35. Changes in the market price of fund shares reflect investor demand and are not directly linked to the fund's investment performance. The net asset value of fund shares rose to $23.38 at July 31, 2006, up from $22.55 at January 31, 2006, so that the fund's total return based on its investment performance was 7.42% for the fiscal period.

MARKET INFORMATION
The MSCI US REIT Index returned 9.16% for the six months ended July 31, 2006. The Dow Jones Industrial Average returned 4.13%, and the Standard & Poor's 500 Index was up 0.67% for the same period. The Lehman Aggregate Bond Index (a broad-based list of U.S. government and corporate bonds) returned 0.61%, while the Lehman U.S. Treasury Index (Treasury bonds maturing in one year or more) returned 0.23%.

PORTFOLIO INFORMATION
Both the fund's common stock and preferred holdings posted positive total returns and solid current yields during the six-month period, allowing the fund to meet its primary objective of current income.

The strongest performance came from the fund's holdings in the office and apartment sectors. Among its office holdings, Highwoods Properties Inc., which manages primarily office properties in the southeastern U.S., posted solid year-to-date operating results and improved occupancy rates across its portfolio. There is also growing sentiment that the company is being viewed as a potential acquisition target. Camden Property Trust was the top contributor to performance during the period. Camden is one of the largest apartment REITs in the nation, owning a geographically diverse portfolio of properties. The company's strong performance for the period was primarily driven by high occupancy levels, solid rental revenue growth, and the slowing demand in the single-family home and condominium markets.

Among the detractors to performance during the period was regional mall REIT Glimcher Realty Trust, which posted somewhat lackluster operating results. Apartment company GMH Communities Trust was also a weak performer due to uncertainty and concerns regarding a delay in the company's SEC filings.

The fund's use of interest rate swap agreements during the period had a modest positive contribution to the fund's net asset value, while its leverage was a slight negative.

We made only marginal changes to the portfolio during the period that were designed to meet the fund's primary investment objective of generating current income. We purchased small positions in Nationwide Health Properties, Inc. (healthcare), Extra Space Storage, Inc. (storage), and Ashford Hospitality Trust (hotels), each of which we believe represented good relative values at our entry point. In the office sector, we also liquidated the fund's common stock position in CarrAmerica Realty and allocated the proceeds to other companies within the sector that we believe represented better relative values.

As of July 31, 2006, the fund's common and preferred holdings amounted to 70.9% and 28.8% of total investments, respectively. The ten largest holdings accounted for 31.6% of the fund's total investments, and no single holding represented more than 4.2%.

OUTLOOK
Investor demand for commercial property remains strong and property market fundamentals continue to improve in-step with economic growth. By historic pricing measures, commercial real estate generally appears expensive. Despite this, numerous REITs continue to look undervalued to traditional direct property market investors. We believe strong investor demand for property should continue at least for the remainder of 2006, but we also believe that REIT investors should prepare for lower total returns and continued high volatility.

                          AEW REAL ESTATE INCOME FUND

Investment Results through July 31, 2006
--------------------------------------------------------------------------------


PERFORMANCE IN PERSPECTIVE
The chart comparing the fund's performance to a REIT index provides a general sense of how the fund performed for the periods shown. It may be helpful to understand the differences between the two. The fund's total returns for the periods shown below include fund expenses, such as management fees/1/. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect investment results. It is not possible to invest directly in an index. Few investors could purchase all of the securities necessary to match the index and would incur transaction costs and other expenses even if they could. AEW Real Estate Income Fund is a leveraged fund that invests in common and preferred shares of REITs, which makes a REIT index composed of purely common shares less than a direct comparison.

Average Annual Total Returns -- July 31, 2006


                                                         SINCE
                                                      INCEPTION/1/
                                6 MONTHS/1/ 1 YEAR/1/ (11/26/02)
Total return on market value       6.56%     12.49%       18.28%
Total return on net asset value    7.42      10.87        25.28
------------------------------------------------------------------

COMPARATIVE PERFORMANCE
MSCI US REIT Index/2/              9.16      15.65     26.82/3/

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. Current returns may be higher or lower than those shown. All results include reinvestment of dividends and capital gains, including that portion of distributions designated as a return of capital, if any.
The table represents past performance of the fund's common shares and does not reflect taxes shareholders might owe on any fund distributions or when they sell their shares.
Total return on market value reflects, for the periods indicated, changes in the fund's market price on the American Stock Exchange and the receipt and reinvestment of all distributions. An investor may only purchase or sell shares of the fund based upon its market price. In general, the market price of the fund is determined by supply and demand. An investor's actual return will vary depending on the market price of shares on the date of purchase and/or sale. Total return on the net asset value reflects, for the periods indicated, changes in the fund's net asset value per share, and the receipt and reinvestment of all distributions.

PORTFOLIO FACTS


                                % of Investments as of
FUND COMPOSITION                7/31/06     1/31/06
------------------------------------------------------
Common Stocks                    70.9        70.2
------------------------------------------------------
Preferred Stocks                 28.8        29.6
------------------------------------------------------
Short-Term Investments
 and Other                        0.3         0.2
------------------------------------------------------

                                % of Investments as of
TEN LARGEST HOLDINGS            7/31/06     1/31/06
------------------------------------------------------
Camden Property Trust             4.2         3.9
------------------------------------------------------
Healthcare Realty Trust, Inc.     3.5         3.7
------------------------------------------------------
Highwoods Properties, Inc.        3.3         2.8
------------------------------------------------------
HRPT Properties Trust             3.2         3.0
------------------------------------------------------
iStar Financial, Inc.             3.1         2.9
------------------------------------------------------
Senior Housing Properties Trust   3.1         3.0
------------------------------------------------------
Mack-Cali Realty Corp.            3.0         2.8
------------------------------------------------------
Liberty Property Trust            2.9         2.7
------------------------------------------------------
Kilroy Realty Corp.               2.8         2.6
------------------------------------------------------
Urstadt Biddle Properties, Inc.   2.5         2.5
------------------------------------------------------

                                % of Investments as of
FIVE LARGEST INDUSTRIES         7/31/06     1/31/06
------------------------------------------------------
REITs - Office                   22.2        23.8
------------------------------------------------------
REITs - Healthcare               14.5        13.2
------------------------------------------------------
REITs - Apartments               12.8        12.1
------------------------------------------------------
REITs - Triple Net Lease         11.4        11.3
------------------------------------------------------
REITs - Shopping Centers         10.8        11.4
------------------------------------------------------

  Portfolio holdings and asset allocations will vary.

NOTES TO CHART
/1/Fund performance has been increased by expense waivers, without which performance would have been lower.
/2/The MSCI US REIT Index is an unmanaged index of the most actively traded real estate investment trusts (REITs), designed to measure real estate equity performance. It is not possible to invest directly in the index.
/3/The since-inception index comparative performance shown is calculated from 12/1/02.

                            ADDITIONAL INFORMATION


NOTICE OF PRIVACY POLICIES AND PRACTICES
We/1/ consider shareholder relationships to be the hallmark of our business and are dedicated to protecting the confidentiality of any nonpublic personal information provided by our customers/2/. We understand the trust that our customers place in us and are committed to earning that trust well into the future.

TYPES OF INFORMATION GATHERED
We collect personal information on applications, forms, documents, transaction histories and correspondence (electronic, written and telephonic) with customers. Through our Web sites we gather information about visitors and their needs submitted through answers to surveys, data input to calculators and information entered onto forms. This information includes but is not limited to name, postal address, e-mail address and social security number. Much of the data collected is statistical in nature and is not generally attributable to any specific customers.

HOW WE USE THE INFORMATION
We use the information gathered to service your account and to provide you with additional information about products and services. We do not disclose any nonpublic information about current or former customers to any unaffiliated third party except as permitted by law, or at the specific request of the customer. The information we collect, as described above, may be shared with our corporate affiliates in the financial services industry in order to enhance and improve customer communications, services, and products designed to meet our customers' needs. We may disclose some or all of the above information to affiliated and unaffiliated companies that perform marketing and other services (such as preparing and mailing prospectuses, reports and account statements, conducting research on client satisfaction, and gathering votes for shareholder proxies) on our or the funds' behalf or to other financial institutions with whom we have joint marketing agreements. These parties that are not affiliated with us have agreed not to use this information for any other purpose.

POLICIES AND PRACTICES TO PROTECT CONFIDENTIAL INFORMATION
Only those employees that have a business need for personally identifiable data about our customers are given access to that information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect your nonpublic personal information. For example, we take precautions to help keep our information systems secure, including the use of firewalls for our internet-based systems. We also use, when appropriate, encryption technologies, user authentication systems and access control mechanisms.

PROXY VOTING INFORMATION
A description of the fund's proxy voting policies and procedures is available without charge, upon request, by calling IXIS Advisor Funds at 1-800-862-4863; on the fund's web site, www.ixisag.com/aew_rif; and on the Securities and Exchange's (SEC) website at www.sec.gov. Information describing how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2006 is available from the fund's website and the SEC website.

QUARTERLY PORTFOLIO SCHEDULE
The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Forms N-Q are available on the SEC's website and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

/1/For purposes of this notice the term "We" includes AEW Real Estate Income
   Fund and IXIS Asset Management Advisors, L.P.

/2/For purposes of this notice, the terms customer or customers include both shareholders of AEW Real Estate Income Fund and individuals who provide nonpublic personal information, but do not invest in the fund.

     NOT FDIC INSURED           MAY LOSE VALUE          NO BANK GUARANTEE

               BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENT

The Board of Trustees, including the Independent Trustees, considers matters bearing on the Fund's advisory agreement (the "Agreement") at most of its meetings throughout the year. Once a year, usually in the spring, the Contract Review and Governance Committee of the Board meets to review the Agreement to determine whether to recommend that the full Board approve the continuation of the Agreement for an additional one-year period. After the Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreement.

In connection with these meetings, the Trustees receive materials that the Fund's investment adviser believes to be reasonably necessary for the Trustees to evaluate the Agreement. These materials generally include, among other items, (i) information on the investment performance of the Fund and the performance of a peer group of funds and the Fund's performance benchmark,
(ii) information on the Fund's advisory fees, and other expenses, including information comparing the Fund's expenses to those of a peer group of funds and information about any applicable expense caps and fee "breakpoints,"
(iii) information about the profitability of the Agreement to the Fund's adviser (the "Adviser"), and (iv) information obtained through the completion of a questionnaire by the Adviser (the Trustees are consulted as to the information requested through that questionnaire). The Board of Trustees, including the Independent Trustees, also consider other matters such as (i) the Adviser's financial results and financial condition, (ii) the Fund's investment objective and strategies and the size, education and experience of the Adviser's investment staff and its use of technology, external research and trading cost measurement tools, (iii) the procedures employed to determine the value of the Fund's assets, (iv) the allocation of the Fund's brokerage, if any, including allocations to brokers affiliated with the Adviser and the use of "soft" commission dollars to pay Fund expenses and to pay for research and other similar services, (v) the resources devoted to, and the record of compliance with, the Fund's investment policies and restrictions, policies on personal securities transactions and other compliance policies, and (vi) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

The Board of Trustees most recently approved the continuation of the Agreement at their meeting held in May, 2006. In considering whether to approve the continuation of the Agreement, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreement included the following:

The nature, extent and quality of the services provided to the Fund under the Agreement. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Fund and the resources dedicated to the Fund by the Adviser and its affiliates. They also took note of the competitive market for talented personnel, in particular, for personnel who have contributed to the generation of strong investment performance. They also considered the need for the Adviser to offer competitive compensation in order to attract and retain capable personnel. The Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds offering a variety of investment disciplines and providing for a variety of fund and shareholder services. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the nature, extent and quality of services provided supported the renewal of the Agreement.

Investment performance of the Fund and the Adviser. As noted above, the Trustees received information about the performance of the Fund over various time periods, including information which compared the performance of the Fund to the performance of a peer group of funds and the Fund's performance benchmark. In addition, the Trustees also reviewed data prepared by an independent third party which analyzed the performance of the Fund using a variety of performance metrics, including metrics which also measured the performance of the Fund on a risk adjusted basis. After reviewing this information, the Board concluded that the Fund's performance supported the renewal of the Agreement.

The Trustees also considered the Adviser's performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the performance of the Fund and the Adviser supported the renewal of the Agreement.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Fund. The Trustees considered the fees charged to the Fund for advisory services as well as the total expense levels of the Fund. This information included comparisons (provided both by management and also by an independent third party) of the Fund's advisory

               BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENT

fees and total expense levels to those of their peer groups and information about the advisory fees charged by the Adviser to comparable accounts. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management's representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual fund assets. In evaluating the Fund's advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the Fund. The Trustees considered that over the past several years, management had made recommendations regarding reductions in advisory fee rates, implementation of advisory fee breakpoints and the institution of advisory fee waivers and expense caps. They noted that currently the Fund has an expense cap in place, and they considered the amounts waived or reimbursed by the Adviser under this cap. The Trustees noted that the Fund was significantly smaller than its peers, which negatively affected its expense ratio when compared to its peers.

The Trustees also considered the compensation directly or indirectly received by the Adviser and its affiliates from their relationships with the Fund. The Trustees reviewed information provided by management as to the profitability of the Adviser and its affiliates' relationships with the Fund, and information about the allocation of expenses used to calculate profitability. In this regard, the Fund, at the request of the Independent Trustees, retained an independent accounting firm to review the cost allocation methods used by the Adviser to determine profitability, and engaged in extensive discussions with the Adviser regarding such methods and Adviser profitability generally. The Trustees also considered that IXIS Advisors had proposed changes to the Fund's transfer agency and custodial arrangements which, although beneficial to the Fund, had resulted in increased costs and/or decreased revenues to IXIS Advisors. They also reviewed information provided by management about the effect of distribution costs and Fund growth on Adviser profitability. When reviewing profitability, the Trustees also considered information about court cases in which adviser profitability was an issue, the performance of the Fund, the expense levels of the Fund, and whether the Adviser had implemented breakpoints and/or an expense cap with respect to the Fund.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreement, that the advisory fees charged to the Fund were fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates in respect of their relationships with the Fund supported the renewal of the Agreement.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are shared with the Fund through breakpoints in their investment advisory fees or other means, such as expense waivers. The Trustees noted that the Fund is subject to an expense cap. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the profitability to the Adviser and its affiliates of their relationships with the Fund, as discussed above.

After reviewing these and related factors, the Trustees considered, within the context of their overall conclusions regarding the Agreement, that the extent to which economies of scale were shared with the Fund supported the renewal of the Agreement.

The Trustees also considered other factors, which included but were not limited to the following:

.. whether the Fund has operated in accordance with its investment objective and the Fund's record of compliance with its investment restrictions, and the compliance programs of the Fund and the Adviser. They also considered the compliance related resources the Adviser and its affiliates were providing to the Fund.

.. the nature, quality, cost and extent of administrative and shareholder services performed by the Adviser and its affiliates, both under the Agreement and under separate agreements covering transfer agency and administrative services.

.. so-called "fallout benefits" to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution, brokerage and transfer agency services to the Fund, and the benefits of research made available to the Adviser by reason of brokerage commissions generated by the Fund's securities transactions. The Trustees also considered the fact that IXIS Advisors' parent company benefits from the retention of affiliated Advisers. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that the existing advisory agreement should be continued through June 30, 2007.

           AEW REAL ESTATE INCOME FUND  -- PORTFOLIO OF INVESTMENTS

Investments as of July 31, 2006 (Unaudited)

   Shares    Description                                Value (a)
--------------------------------------------------------------------
Common Stocks -- 90.1% of Net Assets
             Real Estate Investment Trusts -- 90.1%
             REITs - Apartments -- 12.3%
      40,000 Archstone-Smith Trust                   $     2,098,800
      63,000 Camden Property Trust                         4,816,350
      55,000 GMH Communities Trust                           689,700
      40,000 Mid-America Apartment Communities, Inc.       2,284,800
      41,500 Municipal Mortgage & Equity LLC               1,132,950
                                                     ---------------
                                                          11,022,600
                                                     ---------------
             REITs - Healthcare -- 15.1%
      65,000 Health Care Property Investors, Inc.          1,782,300
     121,000 Healthcare Realty Trust, Inc.                 4,003,890
      40,800 Nationwide Health Properties, Inc.              967,776
     110,000 Omega Healthcare Investors, Inc.              1,469,600
     190,500 Senior Housing Properties Trust               3,541,395
      50,000 Ventas, Inc.                                  1,786,500
                                                     ---------------
                                                          13,551,461
                                                     ---------------
             REITs - Hotels -- 3.5%
      30,000 Ashford Hospitality Trust                       352,500
      63,000 Hospitality Properties Trust                  2,744,910
                                                     ---------------
                                                           3,097,410
                                                     ---------------
             REITs - Industrial -- 7.0%
      25,000 EastGroup Properties, Inc.                    1,175,750
      62,400 First Potomac Realty Trust                    1,765,296
      70,500 Liberty Property Trust                        3,302,925
                                                     ---------------
                                                           6,243,971
                                                     ---------------
             REITs - Office -- 22.8%
      85,400 Brandywine Realty Trust, Inc.                 2,702,056
      77,000 Glenborough Realty Trust, Inc.                1,709,400
     100,000 Highwoods Properties, Inc.                    3,724,000
     311,300 HRPT Properties Trust                         3,657,775
      43,000 Kilroy Realty Corp.                           3,177,270
      70,000 Mack-Cali Realty Corp.                        3,381,700
      45,500 Parkway Properties, Inc.                      2,068,885
                                                     ---------------
                                                          20,421,086
                                                     ---------------
             REITs - Regional Malls -- 7.0%
      62,000 Glimcher Realty Trust                         1,466,300
      35,000 Macerich Co. (The)                            2,546,250
     150,000 Primaris Retail, 144A                         2,293,011
                                                     ---------------
                                                           6,305,561
                                                     ---------------
             REITs - Shopping Centers -- 7.3%
     140,000 Cedar Shopping Centers, Inc.                  2,122,400
      30,000 Equity One, Inc.                                656,100
      37,000 Heritage Property Investment Trust            1,335,330
      39,000 Ramco-Gershenson Properties Trust             1,147,770
      40,000 Tanger Factory Outlet Centers, Inc.           1,316,000
                                                     ---------------
                                                           6,577,600
                                                     ---------------
             REITs - Storage -- 0.9%
      48,500 Extra Space Storage, Inc.                       772,604
                                                     ---------------
             REITs - Triple Net Lease -- 14.2%
      30,600 CentraCore Properties Trust                     788,256
      27,000 Entertainment Properties Trust                1,149,390
      90,000 iStar Financial, Inc.                         3,578,400
      70,000 Lexington Corporate Properties Trust          1,394,400

   Shares    Description                                          Value (a)
------------------------------------------------------------------------------
             REITs - Triple Net Lease -- continued
     100,000 National Retail Properties                        $     2,084,000
      65,000 Realty Income Corp.                                     1,487,200
      96,900 Spirit Finance Corp.                                    1,075,590
      90,000 Trustreet Properties, Inc.                              1,197,900
                                                               ---------------
                                                                    12,755,136
                                                               ---------------
             Total Common Stocks (Identified Cost $52,249,293)      80,747,429
                                                               ---------------
Preferred Stocks -- 36.6%
             Real Estate Investment Trusts -- 36.6%
             REITs - Apartments -- 3.9%
      50,000 Apartment Investment & Management Co., Series G         1,323,000
      42,000 Apartment Investment & Management Co., Series U         1,053,360
      45,000 Apartment Investment & Management Co., Series Y         1,140,750
                                                               ---------------
                                                                     3,517,110
                                                               ---------------
             REITs - Diversified -- 4.1%
      54,800 Crescent Real Estate Equities Co., Series B             1,426,444
      50,000 Vornado Realty Trust, Series G                          1,186,000
      43,800 Vornado Realty Trust, Series H                          1,054,266
                                                               ---------------
                                                                     3,666,710
                                                               ---------------
             REITs - Factory Outlets -- 0.2%
       6,677 Mills Corp. (The), Series E                               152,503
                                                               ---------------
             REITs - Healthcare -- 3.3%
      50,000 Health Care Property Investors, Inc., Class F           1,235,000
      65,400 Omega Healthcare Investors, Inc., Series D              1,683,396
                                                               ---------------
                                                                     2,918,396
                                                               ---------------
             REITs - Hotels -- 6.2%
      75,000 Boykin Lodging Co., Series A                            1,941,000
      25,000 Felcor Lodging Trust, Inc., Series C                      614,500
      71,900 Hospitality Properties Trust, Series B                  1,855,020
      15,000 LaSalle Hotel Properties, Series A                        393,000
      30,000 Strategic Hotel Capital, Inc., Series B                   752,400
                                                               ---------------
                                                                     5,555,920
                                                               ---------------
             REITs - Industrial -- 3.6%
      70,000 Duke Realty Corp., Series M                             1,725,500
      60,000 PS Business Parks, Inc., Series O                       1,508,400
                                                               ---------------
                                                                     3,233,900
                                                               ---------------
             REITs - Office -- 5.3%
      40,000 Corporate Office Properties Trust                       1,014,000
      90,400 HRPT Properties Trust, Series B                         2,335,032
      30,000 LBA Realty Fund LP(c)                                   1,450,800
                                                               ---------------
                                                                     4,799,832
                                                               ---------------
             REITs - Regional Malls -- 3.4%
      75,000 Glimcher Realty Trust, Series F                         1,920,000
      45,000 Taubman Centers, Inc., Series H                         1,132,650
                                                               ---------------
                                                                     3,052,650
                                                               ---------------
             REITs - Shopping Centers -- 6.3%
      27,000 Cedar Shopping Centers, Inc., Series A                    706,050
      42,200 Developers Diversified Realty Corp., Series F           1,080,742
      21,300 Developers Diversified Realty Corp., Series G             546,984
      13,000 Federal Realty Investment Trust, Series B                 326,950
       6,700 Ramco-Gershenson Properties Trust, Series B               172,324
      27,000 Urstadt Biddle Properties, Inc., Series C               2,848,500
                                                               ---------------
                                                                     5,681,550
                                                               ---------------

                See accompanying notes to financial statements.

Investments as of July 31, 2006 (Unaudited)

   Shares     Description                                                            Value (a)
----------------------------------------------------------------------------------------------------
              REITs - Triple Net Lease -- 0.3%
        9,000 Realty Income Corp., Series D                                       $       229,410
                                                                                   ---------------
              Total Preferred Stocks (Identified Cost $32,443,277)                     32,807,981
                                                                                   ---------------
  Principal
   Amount
----------------------------------------------------------------------------------------------------
Short-Term Investments -- 0.3%
$     289,941 Tri-Party Repurchase Agreement with Fixed Income Clearing
              Corporation, dated 7/31/2006 at 3.45% to be repurchased at
              $289,969 on 8/1/2006, collateralized by $300,000
              U.S. Treasury Note, 4.500% due 2/28/2011 valued at $306,071,
              including accrued interest (Identified Cost $289,941)                       289,941
                                                                                   ---------------
              Total Investments -- 127.0%
              (Identified Cost $84,982,511)(b)                                        113,845,351
                                                                                   ---------------
              Auction Market Preferred Shares plus
              cumulative unpaid dividends -- (31.3)%                                  (28,027,608)
              Other Assets Less Liabilities -- 4.3%                                     3,810,752
                                                                                   ---------------
              Net Assets -- 100%                                                  $    89,628,495
                                                                                   ===============
          (a) See Note 2a of Notes to Financial Statements.
          (b) Federal Tax Information: (Amounts exclude certain adjustments made at the end of the Fund's fiscal year for tax purposes. Such adjustments are primarily due to wash sales.):
              At July 31, 2006, the net unrealized appreciation on investments based on cost of $84,982,511 for federal income tax purposes was as follows:
              Aggregate gross unrealized appreciation for all investments in
              which there is an excess of value over tax cost                     $    29,360,921
              Aggregate gross unrealized depreciation for all investments in
              which there is an excess of tax cost over value                            (498,081)
                                                                                   ---------------
              Net unrealized appreciation                                         $    28,862,840
                                                                                   ===============
          (c) Non-income producing security.
        REITs Real Estate Investment Trusts
         144A Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2006, the value of this security amounted to
              $2,293,011 or 2.6% of net assets

Holdings at July 31, 2006 as a Percentage of Net Assets

                        Office                    28.1%
                        Healthcare                18.4
                        Apartments                16.2
                        Triple Net Lease          14.5
                        Shopping Centers          13.6
                        Industrial                10.6
                        Regional Malls            10.4
                        Hotels                     9.7
                        Diversified                4.1
                        Others, less than 2% each  1.1

                See accompanying notes to financial statements.

                       STATEMENT OF ASSETS & LIABILITIES

July 31, 2006 (Unaudited)

            ASSETS
             Investments at cost                      $ 84,982,511
             Net unrealized appreciation                28,862,840
                                                      ------------
               Investments at value                    113,845,351
             Receivable for securities sold              2,500,000
             Dividends and interest receivable             501,306
             Receivable for open swap agreements
               (Note 8)                                    914,665
                                                      ------------
               TOTAL ASSETS                            117,761,322
                                                      ------------
            LIABILITIES
             Management fees payable                        44,433
             Administrative fees payable                     6,250
             Other accounts payable and accrued
               expenses                                     54,536
                                                      ------------
               TOTAL LIABILITIES                           105,219
                                                      ------------
             Auction Market Preferred Shares (1,120
               shares outstanding) at liqudation
               value plus cumulative unpaid
               dividends                                28,027,608
                                                      ------------
            NET ASSETS                                $ 89,628,495
                                                      ============
            NET ASSETS CONSIST OF:
             Common Shares, $0.00001 par value;
               unlimited number of shares
               authorized, 3,833,390 shares issued
               and outstanding                        $         38
             Additional paid-in capital                 54,000,310
             Overdistributed net investment income      (1,224,004)
             Accumulated net realized gain on
               investments, foreign currency
               transactions and swap agreements          7,074,600
             Net unrealized appreciation on
               investments, foreign currency
               translations and swap agreements         29,777,551
                                                      ------------
            NET ASSETS APPLICABLE TO COMMON SHARES    $ 89,628,495
                                                      ============
            COMPUTATION OF NET ASSET VALUE PER
             COMMON SHARE:
             Net assets                               $ 89,628,495
                                                      ============
             Common shares issued and outstanding        3,833,390
                                                      ============
             Net asset value per share
               ($89,628,495/3,833,390 shares of
               beneficial interest)                   $      23.38
                                                      ============
             Market Value (closing price on
               American Stock Exchange)               $      19.90
                                                      ============

                See accompanying notes to financial statements.

                            STATEMENT OF OPERATIONS

For the Six Months Ended July 31, 2006 (unaudited)

             INVESTMENT INCOME
              Dividends                                $2,525,331
              Interest                                      8,787
              Less net foreign taxes withheld             (11,286)
                                                       ----------
                                                        2,522,832
                                                       ----------
              Expenses
                Management fees                           455,852
                Trustees' fees and expenses                27,159
                Administrative fees                        74,382
                Custodian fees and expenses                 7,818
                Transfer agent fees                         5,467
                Audit fees                                 15,194
                Legal fees                                 17,385
                Shareholder reporting expenses             18,569
                Preferred stock auction fees               35,194
                Rating agency fees                          5,455
                American Stock Exchange fees                7,439
                Miscellaneous expenses                     11,086
                                                       ----------
              Total expenses                              681,000
                Less reimbursement/waiver (Note 4)       (236,625)
                                                       ----------
              Net expenses                                444,375
                                                       ----------
              Net investment income                     2,078,457
                                                       ----------
             NET REALIZED AND UNREALIZED GAIN ON
              INVESTMENTS, FOREIGN CURRENCY
              TRANSACTIONS AND SWAP AGREEMENTS
              Realized gain on:
                Investments - net                       2,219,052
                Capital gain distributions received
                 (Note 2)                                 611,574
                Swap agreements - net                     187,846
                Foreign currency transactions - net           214
              Change in unrealized appreciation
                (depreciation) on:
                Investments - net                       1,337,506
                Swap agreements - net                      71,838
                Foreign currency translations - net           (14)
                                                       ----------
              Net realized and unrealized gain on
                investments, foreign currency
                transactions and swap agreements        4,428,016
                                                       ----------
             NET INCREASE IN NET ASSETS RESULTING
              FROM OPERATIONS                           6,506,473
                                                       ----------
                LESS DISTRIBUTIONS TO PREFERRED
                 SHAREHOLDERS FROM:
              Net investment income                      (657,422)
                                                       ----------
             NET INCREASE IN NET ASSETS FROM
              OPERATIONS APPLICABLE TO COMMON
              SHAREHOLDERS                             $5,849,051
                                                       ==========

                See accompanying notes to financial statements.

                      STATEMENT OF CHANGES IN NET ASSETS


                                              Six Months Ended
                                                  July 31,     Year Ended
                                                    2006       January 31,
                                                (unaudited)       2006
                                              ---------------- -----------
    FROM OPERATIONS:
     Net investment income                      $ 2,078,457    $ 3,937,358
     Net realized gain on investments,
       foreign currency transactions and
       swap agreements                            3,018,686      8,367,985
     Net change in unrealized appreciation
       (depreciation) on investments,
       foreign currency translations and
       swap agreements                            1,409,330      5,259,851
                                                -----------    -----------
     Net increase in net assets resulting
       from operations                            6,506,473     17,565,194
                                                -----------    -----------
    LESS DISTRIBUTIONS TO PREFERRED
     SHAREHOLDERS FROM:
       Net investment income                       (657,422)      (472,513)
       Short-term capital gains                          --        (84,580)
       Long-term capital gains                           --       (411,299)
                                                -----------    -----------
                                                   (657,422)      (968,392)
                                                -----------    -----------
     Increase in assets from operations
       applicable to common shareholders          5,849,051     16,596,802
                                                -----------    -----------
    LESS DISTRIBUTIONS TO COMMON
     SHAREHOLDERS FROM:
       Net investment income                     (2,645,039)    (3,531,588)
       Short-term capital gains                          --       (632,156)
       Long-term capital gains                           --     (3,074,079)
                                                -----------    -----------
     Total distributions                         (2,645,039)    (7,237,823)
                                                -----------    -----------
     Net increase in net assets                   3,204,012      9,358,979
                                                -----------    -----------
    NET ASSETS APPLICABLE TO COMMON
     SHAREHOLDERS
     Beginning of the period                     86,424,483     77,065,504
                                                -----------    -----------
     End of the period                          $89,628,495    $86,424,483
                                                ===========    ===========
    OVERDISTRIBUTED NET INVESTMENT INCOME       $(1,224,004)   $        --
                                                ===========    ===========

                See accompanying notes to financial statements.

                             FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.

                                                                 Year Ended January 31,
                                         ------------------------------------------------------------------
                                                                                              For the Period
                                         Six Months Ended                                   November 26, 2002*
                                             June 30,                                       through January 31,
                                               2006         2006       2005        2004            2003
                                         ---------------- --------  -------     -------     -------------------
                                           (unaudited)
Net asset value, beginning of period
 (common shares)                             $  22.55     $  20.10  $ 19.70     $ 14.03           $ 14.33(a)
Income from investment operations:
 Net investment income(b)                        0.54         1.03     1.12        0.99              0.09
 Net realized and unrealized gain
   (loss) on investments                         1.15         3.56     0.90        6.71             (0.24)
                                             --------     --------  -------     -------           -------
Total from investment operations                 1.69         4.59     2.02        7.70             (0.15)
                                             --------     --------  -------     -------           -------
Less distributions to preferred
 shareholders from:
 Net investment income                          (0.17)(k)    (0.12)   (0.08)      (0.05)               --
 Short-term gain                                   --        (0.02)   (0.00)(f)   (0.03)               --
 Long-term gain                                    --        (0.11)   (0.04)      (0.00)(f)            --
                                             --------     --------  -------     -------           -------
Total distributions to preferred
 shareholders                                   (0.17)       (0.25)   (0.12)      (0.08)               --
                                             --------     --------  -------     -------           -------
Total from investment operations
 applicable to common shareholders               1.52         4.34     1.90        7.62             (0.15)
                                             --------     --------  -------     -------           -------
Less distributions to common
 shareholders from:
 Net investment income                          (0.69)(k)    (0.92)   (1.03)      (1.00)            (0.09)
 Short-term gain                                   --        (0.17)   (0.00)(f)   (0.72)            (0.00)(f)
 Long-term gain                                    --        (0.80)   (0.44)      (0.07)            (0.01)
 Tax return of capital                             --           --    (0.03)         --             (0.02)
                                             --------     --------  -------     -------           -------
Total distributions to common
 shareholders                                   (0.69)       (1.89)   (1.50)      (1.79)            (0.12)
                                             --------     --------  -------     -------           -------
Common shares offering costs charged to
 paid-in capital                                   --           --       --          --             (0.03)
                                             --------     --------  -------     -------           -------
Preferred shares underwriting
 commissions and offering costs                    --           --       --       (0.16)               --
                                             --------     --------  -------     -------           -------
Net asset value, end of period (common
 shares)                                     $  23.38     $  22.55  $ 20.10     $ 19.70           $ 14.03
                                             ========     ========  =======     =======           =======
Market value, end of period (common
 shares)                                     $  19.90     $  19.35  $ 17.40     $ 17.87           $ 14.55
                                             ========     ========  =======     =======           =======
Total return on market value (%)(j)              6.56        23.03     6.11       37.45             (2.23)(c)
Total return on net asset value
 (%) (i)(j)                                      7.42        24.12    11.19       56.84             (1.29)(c)
Ratio of expenses to average net assets
 applicable to common shares, before
 waivers (%)(e)                                  1.58         1.65     1.81        2.00              1.85
Ratio of expenses to average net assets
 applicable to common shares, after
 waivers (%)(d)(e)                               1.03         1.09     1.23        1.38              1.37
Ratio of net investment income to
 average net assets applicable to
 common shares, before waivers (%)(e)            4.27         4.20     5.11        5.35              2.80
Ratio of net investment income to
 average net assets applicable to
 common shares, after waivers (%)(e)             4.82         4.76     5.69        5.97              3.28
Portfolio turnover rate (%)                         7           15        8          31                 1
Net assets applicable to common shares,
 end of period (000's)                       $ 89,628     $ 86,424  $77,066     $75,503           $53,776
Auction market preferred shares:
Total shares outstanding                        1,120        1,120    1,120       1,120                --
Asset coverage per share(g)                  $105,050     $102,168  $93,820     $92,414           $    --
Involuntary liquidation preference per
 share(h)                                    $ 25,000     $ 25,000  $25,000     $25,000           $    --
Approximate market value per share           $ 25,000     $ 25,000  $25,000     $25,000           $    --


*  Commencement of operations.
(a)Net asset value at beginning of period reflects the deduction of the sales load of $0.675 per share paid by the shareholder from the $15.00 offering price.
(b)Calculated using the average common shares outstanding during the period.
(c)Total return on net asset value is calculated assuming a purchase at the offering price of $15.00 less the sales load of $0.675 paid by the shareholder on the first day and the ending net asset value per share. Total return on market value is calculated assuming a purchase at the offering price of $15.00 on the first day and a sale at the current market price of the last day of the period.
(d)The investment adviser and the Fund's administrator agreed to waive a portion of their fees during the period. Without these waivers, expense ratios would have been higher. See Note 5.
(e)Computed on an annualized basis for periods less than one year.
(f)Amount rounds to less than $0.01 per share.
(g)Calculated by subtracting the Fund's total liabilities (not including the preferred shares) from the Fund's total assets, and dividing this by the number of preferred shares outstanding.
(h)Plus accumulated and unpaid dividends.
(i)Had certain expenses not been waived during the period total return would have been lower.
(j)Periods less than one year are not annualized.
(k)A portion of distributions from net investment income may be redesignated in accordance with federal tax regulations as a capital gain distribution or as a return of capital. See Note 2.

                See accompanying notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS

July 31, 2006 (Unaudited)

1. Organization. AEW Real Estate Income Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified closed-end management investment company. The Fund is organized under the laws of the Commonwealth of Massachusetts by an Amended and Restated Agreement and Declaration of Trust dated October 10, 2002. The Fund's primary investment objective is high current income; the Fund's secondary investment objective is capital appreciation. The Fund seeks to achieve its objectives by concentrating its investments in the United States real estate industry.

2. Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. Security Valuation. Equity securities for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the investment adviser's pricing committee and approved by the Board of Trustees. Such pricing services generally use the security's last sale price on the exchange or market where primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ National Market are valued at the NASDAQ Official Closing Price ("NOCP"), or if lacking a NOCP, at the most recent bid quotation on the NASDAQ National Market. Debt securities for which market quotations are readily available (other than short-term obligations with a remaining maturity of less than sixty days) are generally valued at market price on the basis of valuations furnished to the Fund by a pricing service authorized by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term obligations with a remaining maturity of less than 60 days are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Fund's investment adviser using consistently applied procedures under the general supervision of the Board of Trustees.

The Fund may hold securities traded in foreign markets. Foreign securities are valued at the market price in the foreign market. However, if events occurring after the close of the foreign market (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are fair valued pursuant to procedures approved by the Board of Trustees. When fair valuing equity securities, the Fund may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the foreign market and before the Fund calculates its net asset value.

b. Security Transactions and Related Investment Income. Security transactions are accounted for on trade date. Dividend income is recorded on ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified, and interest income is recorded on an accrual basis. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in dividends received from the Fund's investments in real estate investment trusts ("REITs") are reported to the Fund after the end of the calendar year; accordingly, the Fund estimates these amounts for accounting purposes until the characterization of REIT distributions is reported to the Fund after the end of the calendar year. Estimates are based on the most recent REIT distribution information available. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Investment income is recorded net of foreign taxes withheld when applicable. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis.

c. Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Since the values of investment securities are presented at the foreign exchange rates prevailing at the end of the period, it is not practical to isolate that portion of the results of operations arising from changes in exchange rates from fluctuations arising from changes in market prices of the investment securities. Such changes are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, at the end of the fiscal period, resulting from changes in exchange rates.

The Fund may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

The Fund may purchase investments of foreign issuers. Investing in securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include revaluation of currencies and the risk of appropriation. Moreover, the markets for securities of many foreign issuers may be less liquid and the price of such securities may be more volatile than those of comparable U.S. companies and the U.S. government.

July 31, 2006 (Unaudited)


d. Federal and Foreign Income Taxes. The Fund intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains, at least annually. Accordingly, no provision for federal income tax has been made. The Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund's understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable.

e. Dividends and Distributions to Shareholders. The Fund intends to make regular monthly cash distributions to common shareholders at a level rate based on the projected performance of the Fund. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to preferred shareholders are recorded daily and are payable at the end of each dividend period. Each dividend period for Auction Market Preferred Shares ("AMPS") is generally seven days. For the six months ended July 31, 2006, the dividend rates for AMPS ranged from 4.30% to 5.10%. The dividend rate for AMPS on July 31, 2006 was 5.07%. In addition, at least annually, the Fund intends to distribute net capital gains, if any. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. When the Fund identifies the character of distributions paid by REITs in the previous calendar year, certain distributions to Fund shareholders may be redesignated as capital gain distributions or, if in excess of taxable income, as a return of capital. For the year ended January 31, 2006, the character of distributions paid as disclosed within the Statement of Changes in Net Assets includes certain calendar year federal tax-based amounts and corresponding estimates for the period from January 1 through January 31, 2006 of ordinary income, capital gains and return of capital based on dividends received from REITs. For the six months ended July 31, 2006, no redesignations have been made with respect to distributions paid as disclosed within the Statement of Changes in Net Assets. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as foreign currency transactions and swap agreements. Permanent book and tax basis differences relating to shareholder distributions, net investment income, and net realized gains will result in reclassifications to the capital accounts. Temporary differences between book and tax distributable earnings are primarily due to wash sales.

Tax characterization of distributions are determined on an annual basis. The tax character of distributions paid for the year ended January 31, 2006 was as follows:

                                                  2006
                       -                          ----
                       Distributions from:
                       Ordinary income         $4,720,837
                       Long-term capital gains  3,485,378
                                               ----------
                                               $8,206,215
                                               ==========

Differences between these amounts and those reported in the Statement of Changes in Net Assets are primarily attributable to different book and tax treatment for interest rate swaps agreements and short-term capital gains.

f. Swap Agreements. The Fund may enter into swap agreements to manage its exposure to the financial markets. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into interest rate, total return and forward swap spread lock swap agreements to manage its exposure to interest rates. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal.

Swaps are marked to market daily based upon quotations from market makers and the change in value, if any, is recorded as unrealized gain or loss in the Statement of Operations. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. These financial instruments are not actively traded on financial markets. The values assigned to these instruments are based upon the best available information and because of the uncertainty of the valuation, these values may differ significantly from the values that would have been realized had a ready market for these instruments existed, and the differences could be material. Entering into these agreements involves, to varying degrees, elements of credit, legal, market and documentation risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, or that there may be unfavorable changes in interest rates. See Note 8 for a summary of the open swap agreements as of July 31, 2006.

g. Repurchase Agreements. The Fund, through its custodian, receives delivery of the underlying securities collateralizing repurchase agreements. It is the Fund's policy that the market value of the collateral be at least equal to 102% of the repurchase price, including interest. The repurchase agreements are tri-party agreements whereby the collateral is held at the custodian bank in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities.

h. Indemnifications. Under the Fund's organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

July 31, 2006 (Unaudited)


i. New Accounting Pronouncement. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement 109 (FIN 48) was issued and is effective for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management is currently evaluating the impact, if any, the adoption of FIN 48 will have on the Fund's net assets and results of operations.

3. Auction Market Preferred Shares. On February 10, 2003, the Fund issued 1,120 shares of Series M AMPS with proceeds of $28,000,000 in a public offering. Underwriting commissions and offering costs of $601,187 ($0.16 per common share) were incurred in connection with the offering and were charged directly to paid-in-capital of the common shares. Dividends on the AMPS are cumulative at a rate which was established at the offering of the AMPS and has been reset every seven days thereafter by an auction. The Fund pays annual fees equivalent to 0.25% of the preferred shares' liquidation value for the remarketing efforts associated with the preferred auctions.

The AMPS are redeemable at the option of the Fund, at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, on any dividend payment date. The AMPS may also be subject to mandatory redemption at a redemption price equal to $25,000 per share, plus accumulated and unpaid dividends, if the Fund defaults on its asset maintenance requirements with respect to the AMPS as defined in the Fund's By-Laws and fails to cure such a default within the time permitted. If the dividends on the AMPS shall remain unpaid in an amount equal to two full years' dividends, the holders of the AMPS as a class have the right to elect a majority of the Board of Trustees. In general, the holders of the AMPS and the common shares have equal voting rights of one vote per share, except that the holders of the AMPS, as a separate class, have the right to elect at least two members of the Board of Trustees and to vote under certain other circumstances specified in the Fund's By-Laws. The AMPS have a liquidation preference of $25,000 per share.

4. Purchases and Sales of Securities. For the six months ended July 31, 2006, purchases and sales of securities (excluding short-term investments) were $7,607,243 and $10,033,239, respectively.

5. Management Fees and Other Transactions with Affiliates.

a. Management Fees. AEW Management and Advisors, L.P. ("AEW") serves as the investment adviser to the Fund. Under the terms of the management agreement, the Fund pays a management fee at the annual rate of 0.80%, calculated daily and payable monthly, based on the Fund's average daily managed assets (net assets applicable to common shares plus the liquidation preference of any preferred shares and the principal amount of any borrowings used for leverage).

AEW has contractually agreed to waive a portion of its management fees in the amount of 0.25% of the Fund's average daily managed assets during the first five years of the Fund's operations, 0.20% of average daily managed assets in year six, 0.15% of average daily managed assets in year seven, 0.10% of average daily managed assets in year eight, and 0.05% of average daily managed assets in year nine.

AEW has also agreed to waive an additional portion of its management fees in the amount of 0.10% of the Fund's average daily managed assets. This waiver is voluntary and may be terminated by the investment adviser at any time without notice.

For the six months ended July 31, 2006, management fees and waivers for the Fund were as follows:

                                                          Percentage of Average Daily Managed Assets
           -                                              ------------------------------------------
           Gross Management   Waiver of    Net Management
                 Fee        Management Fee      Fee       Gross                  Net
           ---------------- -------------- -------------- -----                  ---
               $455,852        $199,434       $256,418    0.80%                 0.45%

AEW is an affiliate of AEW Capital Management, L. P., a wholly-owned subsidiary of IXIS Asset Management US Group, L.P. ("IXIS US Group"), which is part of IXIS Asset Management Group, an international asset management group based in Paris, France. IXIS Asset Management Group is ultimately owned principally, directly or indirectly by three large affiliated French financial services entities: the Caisse Nationale des Caisses d'Epargne, a financial institution owned by CDC (as defined below) and by French regional savings banks known as the Caisses d'Epargne; the Caisse des Depots et Consignations ("CDC"), a public sector financial institution created by the French government in 1816; and CNP Assurances, a large French life insurance company.

b. Administrative Expense. IXIS Asset Management Advisors, L.P. ("IXIS Advisors"), a wholly-owned subsidiary of IXIS US Group, performs certain administrative services for the Fund and has subcontracted with State Street Bank and Trust Company ("State Street Bank") to serve as sub-administrator. The Fund pays IXIS Advisors a fee for these services at the annual rate of 0.0600% of the first $300 million of the Fund's average daily managed assets, and 0.0575% of such assets in excess of $300 million, subject to an annual minimum fee of $150,000.

IXIS Advisors has agreed to voluntarily waive a portion of its fee. This waiver is voluntary and may be terminated by IXIS Advisors at any time without notice.

July 31, 2006 (Unaudited)


For the six months ended July 31, 2006, the following was paid to IXIS Advisors for administrative services:

                                                         Percentage of Average Daily Managed Assets
          -                                              ------------------------------------------
          Gross Management   Waiver of    Net Management
                Fee        Management Fee      Fee       Gross                 Net
          ---------------- -------------- -------------- -----                 ---
              $74,382         $37,191        $37,191     0.13%                0.065%

c. Trustees Fees and Expenses. The Fund does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of IXIS Advisors, IXIS US Group or its affiliates. The Chairperson of the Board receives a retainer fee at the annual rate of $200,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each independent Trustee (other than the Chairperson) receives a retainer fee at the annual rate of $2,000 and meeting attendance fees of $375 for each meeting of the Board of Trustees he or she attends. Each committee member receives an additional retainer fee at the annual rate of $2,000 while each committee chairman receives a retainer fee at the annual rate of $3,000. The retainer fees assume four Board or Committee meetings per year. Trustees are compensated for each additional Board or Committee meeting in excess of four meetings per year at the rate of $375 and $200, respectively. The annual retainer fee of the Chairperson of the Board is allocated among the Fund and the funds in the IXIS Advisor Funds Trusts and Loomis Sayles Funds Trusts based on a formula that takes into account, among other factors, the relative net assets of each Fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

6. Brokerage Commission Recapture. The Fund has entered into agreements with certain brokers whereby the brokers will rebate a portion of brokerage commissions. All amounts rebated by the brokers are returned to the Fund under such agreements and are included in realized gains in the Statement of Operations. For the six months ended July 31, 2006, $1,271 was rebated under these agreements.

7. Shares of Beneficial Interest. The Amended and Restated Agreement and Declaration of Trust permits the Fund's Trustees to issue an unlimited number of common shares, $0.00001 par value per share. For the six months ended
July 31, 2006 and the year ended January 31, 2006, there were no transactions in common shares.

8. Swap Agreements. Open swap agreements as of July 31, 2006 are as follows:

 Notional   Expiration                                                       Unrealized
  Amount       Date                        Description                      Appreciation
 --------   ---------- ---------------------------------------------------- ------------
Interest Rate Swaps

$14,000,000  3/3/2008  Agreement with Bank of America dated 2/28/2003 to      $469,894
                       pay the notional amount multiplied by 3.104% and to
                       receive the notional amount multiplied by the 1 week
                       Floating Rate London Interbank Offering Rate
                       ("LIBOR") adjusted by a specific spread.

$8,400,000   3/1/2010  Agreement with Bank of America dated 2/28/2003 to       444,771
                       pay the notional amount multiplied by 3.622% and to
                       receive the notional amount multiplied by the 1 week
                       Floating Rate LIBOR adjusted by a specific spread.
                                                                              --------
                                                                              $914,665
                                                                              ========

9. Other. On July 3, 2006, the Fund declared three monthly dividends of $0.115 per common share for the months of July, August and September payable on July 28, August 25, and September 29, respectively. Characterization of the dividends for tax purposes, determined annually may result in a portion of the dividends being designated as a capital gain distribution or as a return of capital.

10. Concentration of Risk. The Fund concentrates its investments in real estate securities, including REITs. A fund with a concentrated portfolio is vulnerable to the risks of the industry in which it invests and is subject to greater risks and market fluctuations than funds investing in a broader range of industries. Real estate securities are susceptible to the risks associated with direct ownership of real estate such as declining property values, increase in property taxes, operating expenses, interest rates or competition, zoning changes and losses from casualty and condemnation.

                           SHAREHOLDER PROXY RESULTS



It is currently anticipated that the Fund's 2007 annual meeting of Shareholders will be held in May 2007. Shareholders submitting any proposals for the Fund intended to be presented at the 2007 annual meeting must ensure that such proposals are received by the Fund, in good order and in compliance with all applicable legal requirements and the requirements of the Fund's Bylaws, no later than March 14, 2007 and not earlier than February 28, 2007. Shareholders that wish for the Fund to include a proposal in the proxy statement for next year's annual meeting of Shareholders must submit their proposal so that it is received by the Fund no later than December 29, 2006. The submission by a Shareholder of a proposal for inclusion in the proxy materials does not guarantee that it will be included. Shareholder proposals are subject to certain requirements under the federal securities laws and must be submitted in accordance with the Fund's Bylaws. Shareholder proposals should be addressed to the attention of the Secretary of the Fund.

In accordance with Section 23(c) of the Investment Company Act of 1940, as amended, the Fund hereby gives notice that it may, from time to time, repurchase its shares in the open market at the option of the Board of Trustees and on such terms as the Board of Trustees shall determine.

Shareholder Meeting (unaudited)

At the annual meeting (the "Meeting") of shareholders held on June 14, 2006, shareholders of the AEW Real Estate Income Fund voted for the following proposal:

             1. Election of Trustees

                                 For      Against Abstained* Total Votes
      -                          ---      ------- ---------- -----------
      Graham T. Allison, Jr. 2,750,938.73 44,662      0      2,795,600.73
      Robert Blanding        2,752,138.73 43,462      0      2,795,600.73
      Paul Chenault          2,751,398.73 44,202      0      2,795,600.73
      Richard Darman         2,749,958.73 45,642      0      2,795,600.73

*  Includes Broker Non-Votes (if any).

Messrs Charles D. Baker, Edward A. Benjamin, Daniel M. Cain, Kenneth J. Cowan, John T. Hailer and John A. Shane and Mses. Sandra O. Moose and Cynthia L. Walker, Trustees of the Fund, each have terms of office as Trustee that continued after the Meeting.

The statement of additional information includes additional information about Trustees of the Fund and is available, without charge, upon request, by calling
(800) 862-4863.

[LOGO] AEW



                                                                   CEAEW58-0706

Item 2. Code of Ethics.

Not applicable

Item 3. Audit Committee Financial Expert.

Not applicable

Item 4. Principal Accountant Fees and Services.

Not applicable

Item 5. Audit Committee of Listed Registrants.

Not applicable

Item 6. Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                                                                                                   (d)
                                                                                             Maximum Number
                                                                                 (c)         (or Approximate
                                                                           Total Number of  Dollar Value) of
                                                                          Shares (or Units) Shares (or Units)
                                           (a)                            Purchased as Part  that May Yet Be
                                     Total Number of          (b)            of Publicly     Purchased Under
                                    Shares (or Units) Average Price Paid   Announced Plans    the Plans or
Period                                  Purchased     per Share (or Unit)    or Programs        Programs
------                              ----------------- ------------------- ----------------- -----------------
February 1 through February 28.....     1,209.490            19.13            1,209.490            N/A
March 1 through March 31...........     1,168.106            19.63            1,168.106            N/A
April 1 through April 30...........       936.779            19.81              936.779            N/A
May 1 through May 31...............       996.556            19.17              996.556            N/A
June 1 through June 30.............       971.019            18.69              971.019            N/A
July 1 through July 31.............       946.351            19.29              946.351            N/A
TOTAL..............................     6,228.301               --            6,228.301             --

Item 10. Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees.

Item 11. Controls and Procedures.

The Registrant's principal executive officer and principal financial officer have concluded that the Registrant's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the Registrant's internal control over financial reporting that occurred during the Registrant's last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

 (a) (1) Not applicable.

 (a) (2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to 30a-2 under the Investment Company Act of 1940 (17 CFR 270.30a-2), are filed herewith as exhibits (a)(2)(1) and
         (a)(2)(2), respectively.

 (a) (3) Not applicable.

 (b) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of2002 are filed herewith as Exhibit (b).

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           AEW Real Estate Income Fund

                                           By:    /s/ John T. Hailer
                                                  ------------------------------
                                           Name:  John T. Hailer
                                           Title: President and Chief Executive
                                                  Officer
                                           Date:  September 27, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


                                           By:    /s/ John T. Hailer
                                                  ------------------------------
                                           Name:  John T. Hailer
                                           Title: President and Chief Executive
                                                  Officer
                                           Date:  September 27, 2006

                                           By:    /s/ Michael C. Kardok
                                                  ------------------------------
                                           Name:  Michael C. Kardok
                                           Title: Treasurer
                                           Date:  September 27, 2006